SEGALL BRYANT & HAMILL TRUST

Segall Bryant & Hamill Plus Bond Fund

Segall Bryant & Hamill Municipal Opportunities Fund, and

Segall Bryant & Hamill Colorado Tax Free Fund (collectively, the “Funds”)

Supplement dated November 14, 2022, to the

Summary Prospectus, Prospectus, and

Statement of Additional Information (the “SAI”)

each dated May 1, 2022, as supplemented

Effective December 31, 2022, Mr. Kenneth A. Harris, will retire as co-portfolio manager to the Funds. Accordingly, all references to Mr. Harris in the Funds’ summary prospectuses, prospectus and SAI are deleted effective as of such date. The remaining portfolio managers of the Funds will continue in their current roles.

•	The Segall Bryant & Hamill Plus Bond Fund will continue to be managed by the portfolio management team of Troy A. Johnson, CFA, Director of Fixed Income Research (who has been managing the Fund since April 2014), and Senior Portfolio Managers Darren G. Hewitson, CFA, and Gregory M. Shea, CFA (who have been managing the Fund since March 2018).
•	Portfolio management of the Segall Bryant & Hamill Municipal Opportunities Fund and Segall Bryant & Hamill Colorado Tax Free Fund will remain with Senior Portfolio Manager Nicholas J. Foley who has been managing the Municipal Opportunities Fund since its inception in December 2016 and the Colorado Tax Free Fund since May 2016.

The Funds’ portfolio managers will also continue to be supported by the rest of the Adviser’s fixed income team.

Please retain this supplement with your Summary Prospectus, Prospectus and Statement of Additional Information.